Rule 497(e)
Registration Nos. 333-171933 and 811-22523

Destra Investment Trust II

Destra Preferred and Income Securities Fund
(the “Fund”)

Supplement to the Statement of Additional Information dated January 30, 2015

Dated February 17, 2015

Effective immediately, notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, the Statement of Additional Information is revised in the following manner:

The section entitled “Tax Matters” is revised by adding the following to the end of the section:

Capital Loss Carryforward

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”), net capital losses of the Fund may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to Fund shareholders.  As of September 30, 2014, the Fund had net capital losses for federal income tax purposes shown in the table below.  The Fund is subject to certain limitations, under U.S. tax rules, on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward
$ (182,910)	$ 0

Please Keep this Supplement with Your Fund Statement of Additional Information for Future Reference